Note 33 - Employee Benefits - Expected Cash Flows (Detail) - Total [Member] € in Millions	12 Months Ended
Dec. 31, 2023 EUR (€)
Expected contributions to
Defined benefit plan assets	€ 150
BVV	55
Other defined contribution plans, Expected Cash Flows	260
Expected benefit payments for unfunded defined benefit plans, Expected Cash Flows	25
Expected cash flow related to post-employment benefits, Expected Cash Flows	€ 490